UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2003 (March 17, 2003)

GENERAL DYNAMICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-3671	13-1673581

(State or other jurisdiction	(Commission	(IRS Employer

of incorporation)	File Number)	Identification No.)

3190 Fairview Park Drive, Falls Church, Virginia	22042-4523

(Address of principal executive offices)	(Zip Code)

(703) 876-3000

Registrant’s telephone number, including area code

Item 5. Other Events

      On March 18, 2003, General Dynamics Corporation issued a press release announcing that on March 17, 2003, the U.S. Court of Appeals for the Federal Circuit vacated the U.S. Court of Federal Claims’ judgment in favor of the government in the A-12 case and remanded the case to the trial court for further proceedings. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

      (c ) Exhibits.

Exhibit 99	Press Release dated March 18, 2003.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERAL DYNAMICS CORPORATION

by	/s/ John W. Schwartz

John W. Schwartz Vice President and Controller (Authorized Officer and Chief Accounting Officer)

Dated: March 18, 2003